UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2023

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	INPX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 18, 2023, the board of directors (the “Board”) of Inpixon (the “Company”) approved two amendments to the Company’s amended and restated by-laws, as amended (the “By-Laws”), effective as of the date of the Board’s approval (“By-Laws Amendment No. 3” and “By-Laws Amendment No. 4,” respectively), pursuant to NRS 78.120(2) of Chapter 78 of the Nevada Revised Statutes (the “NRS”). By-Laws Amendment No. 3 gives the Board the full power and authority to amend the By-Laws as permitted by the NRS. By-Laws Amendment No. 4 (i) revises certain By-Laws relating to the removal of directors and the filling of vacancies on the Board to be consistent with NRS 78.335 and (ii) reduces the quorum requirement for all meetings of stockholders (unless otherwise provided by the NRS, the Company’s articles of incorporation or the By-Laws) from the presence, in person or by proxy, of a majority of the outstanding shares of stock entitled to vote to the presence, in person or by proxy, of one-third of the outstanding shares of stock entitled to vote, as permitted pursuant to NRS 78.320(1) and Nasdaq Listing Rule 5620(c).

The foregoing description of By-Laws Amendment No. 3 and By-Laws Amendment No. 4 does not purport to be complete. The foregoing description is qualified in its entirety by reference to By-Laws Amendment No. 3 and By-Laws Amendment No. 4, which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01 Other Events.

On September 18, 2023, the Company determined to reschedule the Company’s upcoming Special Meeting of Stockholders (the “Special Meeting”), originally scheduled for Thursday, August 3, 2023 at 10:00 a.m., Pacific Time, and previously postponed to Friday, September 8, 2023 at 10:00 a.m., Pacific Time, and further postponed to Monday, October 2, 2023, at 10:00 a.m., Pacific Time.

The Special Meeting has been rescheduled to Friday, September 29, 2023, at 10:00 a.m., Pacific Time. The Special Meeting will still be completely virtual, the record date for the Special Meeting remains June 21, 2023, and the live audio webcast for the Special Meeting will be available by visiting www.virtualshareholdermeeting.com/INPX2023.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	By-Laws Amendment No. 3
3.2	By-Laws Amendment No. 4
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: September 19, 2023	By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer

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